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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2008
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                                 SMARTPROS LTD.
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             (Exact name of Registrant as specified in its charter)


          Delaware                      001-32300                13-4100476
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



             12 Skyline Drive
            Hawthorne, New York                               10532
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  (Address Of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 11, 2008, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing its financial results for the year ended December 31, 2007 and also announcing that the registrant is hosting a teleconference on March 12, 2008 at 4:15 p.m. eastern time to discuss its financial results for the year ended December 31, 2007.

         The conference call took place, as scheduled, at 4:15 p.m. eastern time on March 12, 2008. An audio replay of the call is available on the registrant's web site, http://ir.smartpros.com.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

     (b) On March 12, 2008, David Gebler resigned from his position as Senior Vice President of SmartPros Ltd. and President of Working Values, Ltd., effective March 31, 2008. Mr. Gebler resigned to pursue other opportunities.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.
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           EXHIBIT
              NO.                            DESCRIPTION
              ---                            -----------

              99.1 Press release, dated March 11, 2008, announcing financial results for the year ended December 31, 2007.


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               SmartPros Ltd.

Dated:  March 13, 2008                         By:     /s/ Allen S. Greene
                                                   -----------------------------
                                                   Allen S. Greene,
                                                   Chief Executive Officer

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